Exhibit 99.2
Quarter Ended September 30, 2011 Quarter Ended September 30, 2011

Table of Contents Overview: Earnings Release Company Profile Summary of Financial Data Financial Statements: Consolidated Balance Sheets Consolidated Statements of Operations Reconciliations of Net Income (Loss) to FFO, AFFO and EBITDA Consolidated Statements of Cash Flows Operating Portfolio: Operating Properties Leasing Statistics Geographic Diversification and 10 Largest Customers Development Summary and Capital Expenditures Capital Structure: Market Capitalization and Debt Summary Interest Summary and Debt Covenants Appendix 1 6 7 8 9 10 11 12 13 15 16 17 18 19

CORESITE REPORTS THIRD QUARTER 2011 RESULTS DENVER, CO - November 3, 2011 - CoreSite Realty Corporation (NYSE: COR), a national provider of powerful, network-rich data centers; today announced financial results for the third quarter 2011. Highlights: Reported FFO of $0.35 per diluted share and unit, a 16.7% increase over the prior quarter Reported revenue of $44.4 million, representing an increase of $1.9 million, or 4.4%, over the prior quarter Executed new and expansion data center leases representing $5.2 million of annualized GAAP rent with a weighted-average GAAP rental rate of $183 per net rentable square foot Achieved an 88.4% retention ratio with 13.9% rent growth on signed renewals on a cash basis and 21.5% on a GAAP basis Increased 2011 FFO guidance to a range of $1.21 to $1.23 per diluted share Tom Ray, CoreSite's Chief Executive Officer, commented, "We are pleased with the Company's third quarter financial and operational results, reflecting the continued systematic execution of the Company's business plan. Customer activity across our markets was strong with solid leasing at our 900 N. Alameda building in Los Angeles as well as in Chicago, Virginia and the Bay area. We executed new and expansion data center leases representing $5.2 million in annualized GAAP rent, consistent with the Company's year-to-date average. Importantly, these leases were accomplished in fewer square feet, reflecting a more efficient utilization of our space. Renewal activity was similarly strong, achieving a rent-retention ratio of 88.4% and rent growth of 13.9% on a cash basis. With robust demand for our assets, we remain confident in our lease-up and pacing as we bring online in the coming quarters the 161,000 NRSF of redevelopment and development space that we currently have under construction." Mr. Ray continued, "In addition to our operational accomplishments, we made further investments in our organizational platform, notably in hiring professionals with domain expertise in network and ecosystem sales, marketing and engineering. We continue to orient our organizational platform toward serving key identified communities of interest to drive increasing returns on each dollar of capital we deploy. We also continue to seek new opportunities for internal and external growth as we steadily execute our business plan in our current assets. We are invigorated by our growth prospects, by the talented professionals we continue to attract to our company and by the opportunity to create increasing value in the coming quarters." Financial Results The Company reported funds from operations ("FFO") of $16.0 million or $0.35 per diluted share and unit for the three months ended September 30, 2011. Total operating revenue for the three months ended September 30, 2011 was $44.4 million, a 4.4% increase on a sequential quarter basis. The Company reported net income for the three months ended September 30, 2011 of $263,000 and net income attributable to common shares of $112,000, or $0.01 per diluted share. A reconciliation of GAAP net income to funds from operations can be found in the Company's supplemental financial presentation available on its website at www.CoreSite.com. Overview Financial Statements Operating Portfolio Development and Capital Expenditures 1 Appendix Capital Structure

Operations and Leasing Activity The Company signed new and expansion data center leases representing $5.2 million of annualized GAAP rent during the quarter, comprised of 28,553 NRSF at a weighted average GAAP rate of $183 per NRSF and a weighted average lease term of 4.0 years. During the third quarter, data center lease commencements totaled 38,658 NRSF at a weighted average GAAP rental rate of $166 per NRSF. The leases that commenced during the quarter include 12,485 NRSF signed during the quarter and 26,173 NRSF signed in prior periods. As of September 30, 2011, the Company had executed and not yet commenced leases which upon full commencement would contribute an additional $7.6 million in annualized rent. Renewal leases totaling 21,353 NRSF commenced in the third quarter at a weighted average GAAP rate of $175 per NRSF, representing a retention rate of 88.4% and a 13.9% increase over expiring leases on a cash basis or a 21.5% increase on a GAAP basis. Development and Redevelopment Activity Including the space currently under construction or in preconstruction at September 30, 2011, and including currently operating space targeted for future redevelopment, we own land and buildings sufficient to develop or redevelop 964,037 feet of data center space, comprised of (1) 161,385 NRSF of data center space currently under construction, (2) 354,451 NRSF of office and industrial space currently available for redevelopment, (3) 102,951 NRSF of currently operating data center space targeted for future redevelopment, and (4) 345,250 NRSF of new data center space that can be developed on land that the Company currently owns at its Coronado-Stender campus. During the quarter, the Company completed the first computer room at 2972 Stender and closed the quarter 17% leased in completed space. The Company anticipates completing additional space at 2972 Stender in the fourth quarter of 2011 and the first quarter of 2012. Additionally, the Company remains on schedule to complete development of the 161,385 NRSF of data center space currently under construction, including 64,561 NRSF at 12100 Sunrise Valley. The total estimated cost to complete the 161,385 NRSF of data center space under construction at September 30, 2011 is $114.2 million. Approximately $69.1 million has been incurred through September 30, 2011, including investments of $37.0 million in its 2972 Stender project and $20.6 million in its 12100 Sunrise Valley project. Balance Sheet and Liquidity As of September 30, 2011, the Company had $110.5 million of total long-term debt equal to 12.8% of the undepreciated book value of total assets and equal to 1.5x annualized adjusted EBITDA for the quarter ended September 30, 2011. At quarter-end, the Company had $10.2 million of cash available on its balance sheet and $101.3 million of available capacity under its revolving credit facility. On September 28, 2011, the Company filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission, and the shelf registration statement was declared effective on October 20, 2011. This provides the Company with further financial flexibility by providing an additional avenue to raise capital as needed. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 2 Appendix

Dividend On September 19, 2011, the Company's Board of Directors declared a dividend of $0.13 per share of common stock and common stock equivalents for the third quarter of 2011. The dividend was paid on October 17, 2011 to stockholders of record on September 30, 2011. Outlook The Company is increasing its full year FFO per diluted share and unit guidance to a range of $1.21 to $1.23 from $1.10 to $1.16. This outlook is predicated on current economic conditions, internal assumptions about its customer base, and the supply and demand dynamics of the markets in which it operates. Further, the Company's guidance does not include the impact of any acquisitions or capital markets transactions that may become available. In addition, the Company's estimate of the net loss attributable to common shares is ($0.25) to ($0.27) per diluted share with the difference between FFO and net loss being real estate depreciation and amortization. As previously disclosed, between September 30, 2011, and December 31, 2012, the Company anticipates that certain significant leases will not be renewed and that the Company will incur additional interest expense and sales and marketing expenses related to investments in its business platform, as follows: A lease for 102,951 NRSF at 900 N. Alameda is scheduled to expire on December 31, 2011, representing $2.9 million in annualized rent, $1.3 million in annualized reimbursement and other revenue and $4.2 million in annualized EBITDA and FFO. A lease for 23,995 NRSF at 1656 McCarthy is scheduled to expire on April 30, 2012, representing $2.8 million in annualized rent, $1.2 million in annualized power and other revenue, and $2.8 million in annualized EBITDA and FFO. Separately from the two leases referenced above, the Company has 407,191 NRSF of leases scheduled to expire between September 30, 2011 and December 31, 2012, representing $32.1 million of annualized rent at September 30, 2011. The Company estimates that it will retain not less than 77% of the expiring annualized rent with a cash mark-to-market of not less than 3%. The Company will incur additional sales and marketing expenses in 2012 of up to $2.5 million primarily resulting from hiring additional resources, some of which will also be incurred in the fourth quarter of 2011. Beginning in the fourth quarter of 2011, the Company anticipates borrowing on its credit facility which will result in increased interest expense for the fourth quarter of 2011 and full year 2012. The above figures do not reflect the impact of any acquisitions, new development projects, or other strategic initiatives that may become available. The Company will provide full 2012 guidance in connection with its yearend earnings release. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 3 Appendix

Conference Call Details The Company will host a conference call November 3, at 12:00 p.m. (Eastern Time) to discuss its financial results, current business trends and market conditions. The call can be accessed live over the phone by dialing 877-407-3982 for domestic callers and 201- 493-6780 for international callers. A replay will be available shortly after the call and can be accessed by dialing 877-870-5176 for domestic callers, or for international callers, 858-384-5517. The passcode for the replay is 379989. The replay will be available until November 12, 2011. Interested parties may also listen to a simultaneous webcast of the conference call by logging on to the Company's website at www.CoreSite.com and clicking on the "Investors" tab. The on-line replay will be available for a limited time beginning immediately following the call. About CoreSite CoreSite Realty Corporation (NYSE: COR) delivers powerful, network-rich data centers that optimize, secure and interconnect the mission-critical IT assets of the world's top organizations. 700+ customers, including Global 1000 enterprises, cloud providers, financial firms, and government agencies, choose CoreSite for reliability, service and expertise in delivering customized, flexible data center solutions. CoreSite offers private data centers and suites, cage-to-cabinet colocation, and interconnection services, such as Any2, CoreSite's Internet exchange. The Company's portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to more than 200 network service providers via 12 data centers in seven key U.S. economic centers. Obtain more information at www.CoreSite.com. CoreSite Investor Relations Contact +1 303.222.7276 InvestorRelations@CoreSite.com CoreSite Media Contact Mark Jobson +1 303.405.1004 Mark.Jobson@CoreSite.com Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 4 Appendix

Forward Looking Statements This earnings release and accompanying supplemental information may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward- looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. These risks include, without limitation: the geographic concentration of the Company's data centers in certain markets and any adverse developments in local economic conditions or the demand for data center space in these markets; fluctuations in interest rates and increased operating costs; difficulties in identifying properties to acquire and completing acquisitions; significant industry competition; the Company's failure to obtain necessary outside financing; the Company's failure to qualify or maintain our status as a REIT; financial market fluctuations; changes in real estate and zoning laws and increases in real property tax rates; and other factors affecting the real estate industry generally. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the Company's annual report on Form 10-K for the year ended December 31, 2010, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 5 Appendix

Company Profile The company's real estate portfolio comprises more than two million square feet, including space held for redevelopment and development, and provides access to over 200 network service providers. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 6 Appendix

Summary of Financial Data (in thousands, except share, per share and NRSF data) Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 7 Appendix

Consolidated Balance Sheets (in thousands, except share and per share data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 8 Appendix Overview

Consolidated Statements of Operations (in thousands, except share and per share data) Operating Portfolio Development and Capital Expenditures Capital Structure 9 Appendix Overview Financial Statements

Reconciliations of Net Income (Loss) to FFO, AFFO and EBITDA (in thousands, except share and per share data) Reconciliation of Net Income (Loss) to FFO: Reconciliation of FFO to AFFO: Reconciliation of Net Income (Loss) to EBITDA and Adjusted EBITDA: Operating Portfolio Development and Capital Expenditures Capital Structure 10 Appendix Overview Financial Statements

Consolidated Statements of Cash Flows (in thousands) Operating Portfolio Development and Capital Expenditures Capital Structure 11 Appendix Overview Financial Statements

Operating Properties (in thousands, except NRSF data) Financial Statements Development and Capital Expenditures Capital Structure 12 Appendix Operating Portfolio Overview

Leasing Statistics Data Center Leasing Activity Lease Expirations (total operating properties) Financial Statements Development and Capital Expenditures Capital Structure 13 Appendix Operating Portfolio Overview

Leasing Statistics Lease Distribution (total operating properties) Data Center NRSF Signed But Not Yet Commenced Rollforward Financial Statements Development and Capital Expenditures Capital Structure 14 Appendix Operating Portfolio Overview

Geographic Diversification and 10 Largest Customers Geographic Diversification 10 Largest Customers (in thousands, except NRSF data) Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 15 Appendix Overview

Development Summary and Capital Expenditures (in thousands, except NRSF data) Development Summary as of September 30, 2011 Capital Expenditures Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 16 Appendix Overview

Market Capitalization and Debt Summary Debt Summary(1) Debt Maturities(1)(2) (in thousands, except per share data) Market Capitalization Financial Statements Operating Portfolio Development and Capital Expenditures 17 Appendix Overview Capital Structure

Interest Summary and Debt Covenants Debt Covenants (in thousands) ) Interest Expense Components Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 18 Appendix Overview

Appendix This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non- GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. Definitions Funds From Operations "FFO" - is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity, an alternative to net income, cash provided by operating activities or any other performance measure determined in accordance with GAAP, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations "AFFO" - is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: Plus: Amortization of deferred financing costs Plus: Non-cash compensation Plus: Non-real estate depreciation Plus: Below market debt amortization Less: Straight line rents adjustments Less: Above and below market leases Less: Maintenance capital investment Less: Tenant improvement capital investment Less: Capitalized leasing commissions Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 19 Appendix Overview

Appendix AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely reported measure by other REITs, however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA - EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate adjusted EBITDA by adding our non-cash compensation expense and transaction costs to EBITDA as well as adjusting for the impact of gains or losses on early extinguishment of debt. Management uses EBITDA and adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utilization as a cash flow measurement is limited. Overview Financial Statements Operating Portfolio Development and Capital Expenditures Capital Structure 20 Appendix